UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2023

Mercato Partners Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41017	86-2230021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2750 E. Cottonwood Parkway
Suite #500
Cottonwood Heights, Utah		84121
(Address of Principal Executive Offices)		(Zip Code)

(801) 220-0055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	MPRAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	MPRA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MPRAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

The Business Combination Agreement

On February 26, 2023, Mercato Partners Acquisition Corporation (“SPAC” or the “Company”) entered into a business combination agreement with Nuvini Holdings Limited, an exempted company incorporated with limited liability in the Cayman Islands (“Nuvini,” and together with its subsidiaries, the “Nuvini Group”), Nvni Group Limited, an exempted company incorporated with limited liability in the Cayman Islands (“New PubCo”) and Nuvini Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of New PubCo (“Merger Sub”) (the “Business Combination Agreement”). Each of New PubCo and Merger Sub is a newly formed entity that was formed for the sole purpose of entering into and consummating the Business Combination (as defined below). The Business Combination Agreement has been approved by the boards of directors of each of SPAC, Nuvini and New PubCo.

The terms of the Business Combination Agreement, which contains customary representations and warranties, covenants, closing conditions, and other terms relating to the transactions contemplated by the Business Combination Agreement, are summarized below. Capitalized terms used and not otherwise defined in this Current Report on Form 8-K will have the meanings assigned to them in the Business Combination Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

The Contribution and Merger

If the transactions contemplated by the Business Combination Agreement are consummated, (i) pursuant to the Contribution Agreement (as defined below), at 5:00 p.m. New York time on the Business Day preceding the date on which the Merger (as defined below) occurs (the “Contribution Effective Time”), Nuvini shareholders will contribute to New PubCo all of the issued and outstanding equity of Nuvini in exchange for newly issued ordinary shares of New PubCo, par value $0.0001 per share (the “New PubCo Ordinary Shares”), and, as a result thereof, Nuvini will become a direct, wholly-owned subsidiary of New PubCo (collectively, the “Contribution”) and (ii) Merger Sub will be merged with and into SPAC (the “Merger”), with SPAC continuing as the surviving corporation of the Merger and a direct, wholly-owned subsidiary of an entity which will be formed as an exempted company incorporated with limited liability in the Cayman Islands (“Intermediate 2”), which, in turn, will be a direct, wholly-owned subsidiary of an entity which will be formed by New PubCo as an exempted company incorporated with limited liability in the Cayman Islands (“Intermediate 1” and, together with Intermediate 2, the “Intermediate Companies”) (the “Merger” and together with the Contribution and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”), in each case, in accordance with the terms and conditions of the Business Combination Agreement.

Nuvini Shareholders Merger Consideration

At the effective time of the Contribution, by virtue of the Contribution and in accordance with the Contribution Agreement (as defined below), the issued and outstanding Nuvini ordinary shares (the “Nuvini Shares”) held by the Nuvini shareholders will be contributed in kind to New PubCo, and the Nuvini shareholders will subscribe and be issued in exchange for such Nuvini Shares, the Aggregate Company Shareholder Consideration (defined as a number of New PubCo Ordinary Shares equal to the product of (a) the number of Nuvini Shares outstanding at the Contribution Effective Time multiplied by (b) the Exchange Ratio).

SPAC Merger Consideration

Pursuant to the Business Combination Agreement, at the effective time of the Merger (the “Merger Effective Time”), by virtue of the Merger and without any action on the part of Nuvini, New PubCo, SPAC or any SPAC stockholder, (i) each SPAC Unit issued and outstanding immediately prior to the Merger Effective Time will be separated automatically and the holder thereof will be deemed to hold one (1) share of SPAC Class A Common Stock and one-half of one (1/2) SPAC Warrant, (ii) each share of the SPAC Common Stock held in treasury of SPAC immediately prior to the Merger Effective Time will be automatically canceled and no New PubCo Ordinary Shares or other consideration will be delivered or deliverable in exchange therefor, (iii) each share of SPAC Common Stock issued and outstanding immediately prior to the Merger Effective Time (except for shares being cancelled pursuant to the immediately preceding clause (ii)) shall be converted into the right to receive one New PubCo Ordinary Share, with a value ascribed to each New PubCo Ordinary Share of $10.00, (iv) each share of Merger Sub Common Stock that is outstanding immediately prior to the Merger Effective Time shall automatically convert into one (1) share of common stock, par value $0.01 per share, of SPAC in its capacity as the surviving corporation of the Merger (the “Surviving Corporation”), (v) New PubCo shall issue the number of New PubCo Ordinary Shares to which such SPAC stockholder is entitled in respect of its shares of SPAC Common Stock and (vi) each SPAC Warrant outstanding and unexercised immediately prior to the Merger Effective Time, whether or not vested, will cease to represent a right to acquire SPAC Common Stock and will convert into a warrant to purchase New PubCo Ordinary Shares.

Representations, Warranties and Covenants

The parties to the Business Combination Agreement have made customary representations, warranties (which representations and warranties are being made as of the date of the Business Combination Agreement and as of the Closing Date) and covenants in the Business Combination Agreement, including, among others, covenants with respect to the conduct of SPAC, New PubCo and Merger Sub, the Intermediate Companies, and Nuvini and its subsidiaries prior to the closing (the “Closing”) of the Business Combination and Nuvini’s covenant to deliver to SPAC the PCAOB Financial Statements and use commercially reasonable efforts to obtain the consent of independent auditors to use such statements in the Registration Statement / Proxy Statement (as defined below). The Business Combination Agreement also contains additional covenants of the parties providing for New PubCo to form intermediate subsidiaries, the contribution of Merger Sub to such intermediate subsidiaries, and the agreement to protective entity classification elections on IRS Form 8832 for each of New PubCo and such intermediate subsidiaries, each such actions to be taken prior to the Closing Date, and SPAC, Nuvini and New PubCo to cooperate in the preparation and filing of the Registration Statement / Proxy Statement.

Governance of New PubCo

SPAC and New PubCo have agreed to take all necessary actions consistent with applicable laws to cause the board of directors of New PubCo as of immediately following the Closing to consist of seven directors. SPAC will have the right to nominate at least two representatives and the current board of directors of Nuvini will have the right to nominate the remaining five individuals. Any subsequent New PubCo Board will be composed in accordance with and subject to the terms and conditions of the proposed organizational documents of New PubCo.

Conditions to Closing

The Closing is subject to certain customary conditions, including, among other things: (i) approval by SPAC’s stockholders of the Business Combination Agreement, the Business Combination and certain other actions related thereto; (ii) approval by Nuvini’s stockholders of the Business Combination Agreement, the Business Combination and certain other actions related thereto; (iii) the receipt of all necessary pre-closing authorizations, consents, clearances, waivers and approvals of certain Governmental Entities; (iv) SPAC having at least $5,000,001 of net tangible assets as of immediately prior to the Merger Effective Time after giving effect to redemptions, (v) SPAC having at least $10,000,000 in SPAC Cash (defined as an amount equal to (a) the aggregate amount of cash contained in the Trust Account immediately prior to the Closing, plus (b) the aggregate amount of any cash of SPAC on hand immediately prior to the Closing, less (c) the Aggregate SPAC Stockholder Redemption Payments Amount, less (d) the aggregate amount of any amounts payable from the Trust Account as repayment of Working Capital Loans, reimbursement of expenses to directors, officers and shareholders of SPAC and any other Indebtedness of SPAC, if any, plus (e) the net amount of proceeds actually contributed by investors pursuant to the PIPE Investments in accordance with the terms and conditions of the PIPE Subscription Agreements, less (f) the aggregate amount of the Outstanding SPAC Transaction Expenses (but, in each case, excluding any Taxes required to be paid by SPAC in respect of the SPAC Extension Redemptions or the SPAC Stockholder Redemptions pursuant to the Inflation Reduction Act of 2022, as described in clause (f) of the definition of SPAC Transaction Expenses), less (g) the aggregate amount of the Outstanding Company Transaction Expenses); and (vi) the ordinary shares of New PubCo to be issued in connection with the Business Combination having been approved for listing on the Nasdaq Global Market (“Nasdaq”) (or any other public stock market or exchange in the United States as may be agreed by SPAC and Nuvini) subject only to official notice of issuance thereof.

The Closing will occur no later than two Business Days following the satisfaction or waiver of all of the closing conditions, or at such other time date and place as SPAC and Nuvini may mutually agree in writing (such date, the “Closing Date”), provided that the Merger will not occur prior to the first Business Day following the date on which the Contribution is completed.

Termination

The Business Combination Agreement may be terminated by SPAC or Nuvini at any time prior to the consummation of the Business Combination under certain circumstances, including, among others, (i) by written consent of SPAC and Nuvini, (ii) by either SPAC or Nuvini if the Merger has not occurred by July 8, 2023 (as may be extended pursuant to SPAC’s certificate of incorporation), (iii) by SPAC or Nuvini if SPAC has not obtained the required approval of its stockholders, and (iv) by SPAC if Nuvini has not obtained the required approval of its shareholders.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the parties to the Business Combination Agreement made to each other as of the date of the Business Combination Agreement, the Closing Date and other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about SPAC, Nuvini or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were and will be solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Registration Statement / Proxy Statement

As promptly as practicable after the execution and delivery of the Business Combination Agreement, New PubCo will prepare and file, and SPAC and Nuvini will assist and cooperate with, a registration statement on Form F-4 with the SEC (such registration (including the Proxy Statement) as amended or supplemented, the “Registration Statement / Proxy Statement”), which will include a proxy statement to be sent to SPAC stockholders in advance of the Special Meeting for the purposes of (i) providing SPAC stockholders with a notice of the opportunity to redeem their shares of SPAC Class A Common Stock, and (ii) soliciting proxies from holders of SPAC Class A Common Stock to vote at the Special Meeting to (a) approve and adopt the Business Combination Agreement and the Business Combination; (b) approve and adopt the Merger, pursuant to which Merger Sub will be merged with and into SPAC, with SPAC continuing as the surviving corporation of the Merger and a direct, wholly-owned subsidiary of Intermediate 2; (c) adopt and approve each other proposal either the SEC or Nasdaq (or the respective staff members thereof) indicates is necessary in its comments to the Registration Statement, along with other proposals deemed necessary or appropriate for the Business Combination and (d) adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote. The Registration Statement / Proxy Statement will also include a prospectus relating to, among other things, the New PubCo Ordinary Shares to be issued to SPAC’s stockholders who do not exercise their redemption rights in connection with the Business Combination and the New PubCo Ordinary Shares issuable upon exercise of the Company’s warrants to be assumed by New PubCo in the Business Combination.

Stock Exchange Listing

New PubCo, SPAC, and Nuvini will use their respective reasonable best efforts to ensure SPAC remains listed as a public company on Nasdaq, cause the New PubCo Ordinary Shares issued in connection with the Transactions (including the New PubCo Ordinary Shares issuable upon exercise of the SPAC Warrants to be assumed by New PubCo in the Business Combination) and the New PubCo warrants to be approved for listing on Nasdaq (or any public stock market or exchange in the United States as may be agreed by SPAC and Nuvini) in connection with the Closing. SPAC, Nuvini and New PubCo will use their respective reasonable best efforts to cause the SPAC Units, SPAC Class A

Common Stock and SPAC Warrants to be delisted from Nasdaq (or be succeeded by the respective New PubCo securities) and to terminate SPAC’s registration with the SEC (or be succeeded by New PubCo) as of the Closing Date or as soon as practicable thereafter.

Certain Related Agreements

Contribution Agreement

As soon as practicable, and in any event within ten (10) Business Days following the execution of the Business Combination Agreement, New PubCo and the holders of Nuvini Shares (such holders collectively, the “Nuvini Shareholders”) will enter into a Contribution and Exchange Agreement (the “Contribution Agreement”), under which SPAC will be a third-party beneficiary. Pursuant to the Contribution Agreement, the Nuvini Shareholders will, at the Contribution Effective Time, contribute to New PubCo all of the issued and outstanding Nuvini Shares and, after giving effect to the exchange, Nuvini will become a direct, wholly-owned subsidiary of New PubCo.

The foregoing description of the Contribution Agreement is qualified in its entirety by reference to the full text of the Contribution Agreement, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, Mercato Partners Acquisition Group, LLC, a Delaware limited liability company (the “Sponsor”) entered into an agreement (the “Sponsor Support Agreement”) with certain stockholders of SPAC (together with the Sponsor, the “Stockholders”), New PubCo, SPAC and Nuvini pursuant to which the Stockholders agreed, among other things, (i) to vote all shares of Common Stock beneficially owned by them in favor of each of the proposals at the SPAC Special Meeting, (ii) to vote against any proposal that would impede the Business Combination and (iii) waive any anti-dilution rights in SPAC’s Governing Documents with respect to any founder shares. In addition, New PubCo agreed to indemnify the Sponsor from and against certain liabilities relating to the Business Combination for a period of six years after the Closing.

Each officer and director of SPAC previously entered into a letter agreement with SPAC in connection with SPAC’s initial public offering, pursuant to which they agreed to vote any founder shares held by them and any public shares purchased during or after the initial public offering (including in open market and privately-negotiated transactions) in favor of the Business Combination. Pursuant to the Sponsor Support Agreement, SPAC and the Sponsor have agreed to not amend, terminate or otherwise modify that certain letter agreement without Nuvini’s prior written consent.

Pursuant to the Sponsor Support Agreement, and subject to certain exceptions therein, the Stockholders will be contractually restricted from selling or transferring any of the New PubCo Ordinary Shares owned by the Stockholders immediately following the Closing (the “Lock-Up Shares”). Such restrictions begin on the Closing Date and end on the earlier of (i) the date that is one year from the Closing Date and (ii) the date on which the last reported sale price per New PubCo Ordinary Share equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30)-trading day period commencing at least 150 days after the Closing Date (the “Lock-Up Period”). Any securities of New PubCo that the Stockholders newly acquire or purchase after the date of the Sponsor Support Agreement will also be subject to the terms of the Sponsor Support Agreement. If the date that is one year from the Closing Date is scheduled to be during, or within five (5) trading days prior to, a period during which trading would not be permitted under New PubCo’s insider trading policy (the “Blackout Period”), the Lock-Up Period will end ten (10) trading days prior to such Blackout Period. The Sponsor Support Agreement also provides that up to fifty percent (50%) of the Lock-Up Shares may be sold prior to the end of 2023 to the extent a holder of Lock-Up Shares determines in good faith that such sale will provide such holder with net proceeds sufficient for such holder to cover any tax liabilities (including estimated tax liabilities) arising in connection with the transactions contemplated by the Business Combination Agreement.

New PubCo, pursuant to the Sponsor Support Agreement, also agrees to indemnify the Sponsor and its members, managers and officers (collectively, the “Indemnified Parties”) from and against any and all actions, causes of action, suits, claims, liabilities, losses, damages and costs and reasonable, documented out-of-pocket expenses in connection therewith (including reasonable attorneys’ fees and expenses) (“Indemnified Liabilities”) incurred by such person on or after the date of this Sponsor Agreement, arising out of any Third Party action, cause of action, suit, litigation, investigation, inquiry, arbitration or claim (collectively, “Actions”), in each case, resulting from, relating to or arising out of, the Company’s ownership and operation of the assets and businesses of the Group Companies prior to the Closing Date which (a) names any Indemnified Party as a defendant (or co-defendant) and (b) for which a final and non-appealable decision, judgment or award shall have been rendered by a Governmental Entity of competent jurisdiction, or a settlement for which New PubCo shall have given prior written consent shall have been consummated, that provides that an Indemnified Party is responsible for all or any portion of such Indemnified Liabilities, subject to, among other limitations, (i) New PubCo shall not be liable to the Indemnified Parties until the aggregate amount of all Indemnified Liabilities exceeds One Hundred Thousand Dollars ($100,000) (the “Deductible”), in which event New PubCo shall be liable for all such Indemnified Liabilities only to the extent the aggregate Indemnified Liabilities exceed the Deductible, (ii) New PubCo shall not be liable to the Indemnified Parties with respect to intellectual Property matters or tax matters of the Group Companies, in excess of Five Million Dollars ($5,000,000) in the aggregate, and (iii) New PubCo shall not be liable to the Indemnified Parties with respect to all Indemnified Liabilities that are not tax or intellectual property matters, in excess of One Million Dollars ($1,000,000)

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Nuvini Shareholder Voting and Support Agreement

Concurrently with the execution of the Business Combination Agreement, SPAC entered into a Shareholder Voting and Support Agreement with Nuvini, New PubCo and certain Nuvini Shareholders party thereto (the “Nuvini Shareholder Voting and Support Agreement”). Pursuant to the Nuvini Shareholder Voting and Support Agreement, certain Nuvini Shareholders agreed to, among other things, (i) vote to adopt and approve, upon the effectiveness of the Registration Statement / Proxy Statement, the Business Combination Agreement and all other documents and transactions contemplated thereby and (ii) vote against any proposals that run counter to any provision of the Nuvini Shareholder Voting and Support Agreement or to the consummation of the Business Combination, in each case, subject to the terms and conditions of the Nuvini Shareholder Voting and Support Agreement. The Nuvini Shareholder Voting and Support Agreement will terminate in its entirety, and be of no further force or effect, upon the earliest to occur of (a) the Merger Effective Time, (b) such date and time as the Business Combination Agreement will be terminated in accordance with Section 9.1 thereof, and (c) the written agreement of SPAC, Nuvini, New PubCo and such Nuvini Shareholders party thereto.

The foregoing description of the Nuvini Shareholder Voting and Support Agreement is qualified in its entirety by reference to the full text of the Nuvini Shareholder Voting and Support Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Lock-up Agreement

Pursuant to the Business Combination Agreement, at the Closing, New PubCo and each of the Nuvini shareholders to be identified on Exhibit A thereto (including all of Nuvini’s directors and officers and certain shareholders) (the “Holders”) will enter into a Lock-up Agreement (the “Lock-up Agreement”) substantially in the form attached as Exhibit C to the Business Combination Agreement. Pursuant to the terms of the Lock-up Agreement, and subject to certain exceptions therein, the securities held by each of the Holders will be locked-up for one year following the Closing, subject to earlier release if (i) the last reported sale price per New PubCo’s ordinary share equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing or (ii) if New PubCo consummates a liquidation, merger, stock exchange or other similar transaction after the Closing which results in all of New PubCo’s shareholders having the right to exchange their ordinary shares for cash, securities or other property. If the date that is one year from the Closing Date is scheduled to be during, or within five trading days prior to, the Blackout Period (defined as a broadly applicable and regularly scheduled period during which trading in New PubCo’s securities would not be permitted under New PubCo’s insider trading policy), the lock-up period will end ten trading days prior to such Blackout Period.

The foregoing description of the form of Lock-up Agreement is qualified in its entirety by reference to the full text of the form of Lock-up Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K, and incorporated herein by reference.

Registration Rights Agreement

At the Closing, New PubCo, the Sponsor, and certain parties set forth therein (together with any person or entity who becomes a part to the agreement, the “Holders”) will enter into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, New PubCo will be obligated to file with the SEC within 30 calendar days following the Closing Date a registration statement to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), the securities of New PubCo held by the Holders. In addition, subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the Holders may demand at any time or from time to time to sell all or any portion of their registrable securities in an underwritten offering so long as the total offering price is reasonably expected to exceed $50 million. The Registration Rights Agreement will also provide the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

In connection with the transactions contemplated by the Business Combination Agreement, including the Business Combination, the prior registration rights agreement that was entered into by SPAC, the Sponsor and the other parties thereto in connection with SPAC’s initial public offering will terminate. The Registration Rights Agreement will terminate on the earlier of (a) the fifth anniversary of the date of the Registration Rights Agreement or (b) with respect to any Holder, on the date that such Holder no longer holds any Registrable Securities (as defined therein).

The foregoing description of the form of Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On February 27, 2023, SPAC and New PubCo issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and will not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, New PubCo intends to file with the SEC a registration statement on Form F-4, which will include a preliminary prospectus/proxy statement and other relevant documents, which will be distributed to the Company’s stockholders in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities of New PubCo to be issued in connection with the Business Combination.

THIS CURRENT REPORT ON FORM 8-K IS NOT A SUBSTITUTE FOR THE REGISTRATION STATEMENT, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS OR ANY OTHER DOCUMENT THAT THE COMPANY WILL SEND TO ITS STOCKHOLDERS IN CONNECTION WITH THE BUSINESS COMBINATION.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. The definitive proxy statement/final prospectus (when available) will be mailed to the Company’s stockholders as of a record date to be established for voting on the Business Combination. The Company’s stockholders will also be able to obtain copies of the proxy statement/prospectus without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Mercato Partners Acquisition Corporation, 2750 E. Cottonwood Parkway, Suite #500, Cottonwood Heights, Utah 84121.

Participants in the Solicitation

The Company, New PubCo and Nuvini, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of the directors and officers of the Company, New PubCo and Nuvini in the registration statement on Form F-4 to be filed with the SEC by New PubCo, which will include the proxy statement of the Company for the Business Combination. Information about the Company’s directors and executive officers is also available in the Company’s filings with the SEC.

Forward-Looking Statements

Certain statements made herein are not historical facts but may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or the negatives of these terms or variations of them or similar terminology or expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination among the Company, New PubCo and Nuvini, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, including the Nuvini Group’s growth strategy and its continued acquisitions of SaaS businesses in Latin America, and other statements that are not historical facts.

These statements are based on the current expectations of the Company, New PubCo and/or the Nuvini Group management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company, New PubCo and the Nuvini Group. These statements are subject to a number of risks and uncertainties regarding the Nuvini Group’s business and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to: general economic, political and business conditions, including but not limited to the economic and operational disruptions and other effects of the COVID-19 pandemic; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the number of redemption requests made by the Company’s stockholders in connection with the Business Combination; the risk that the transaction may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the failure to satisfy the conditions to the consummation of the transaction, including the risk that the approval of Nuvini shareholders or the Company’s stockholders for the potential Business Combination is not obtained, the risk that any closing condition in the business combination agreement is not met and the failure to receive certain governmental and regulatory approvals; the lack of a third party valuation in determining whether or not to pursue the proposed transaction; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential Business Combination; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the risks related to the Nuvini Group’s business including the efficiency and timing of its growth strategy which depends exclusively on continued acquisitions of SaaS businesses and relies to a great extent on a target acquisition’s receptiveness to and adoption of the Nuvini Group’s model and their acceptance of its proposals; the risks related to the software market in general and the competition on the Nuvini Group’s business; the risks related to the Nuvini Group’s technology, intellectual property and infrastructure; the risks related to the Nuvini Group’s substantial operations in Brazil; the ability of the combined company to execute its growth strategy, manage growth profitably and retain its key employees; the ability of New PubCo to obtain or maintain the listing of its securities on a U.S. national securities exchange following the Business Combination; costs related to the Business Combination; and other risks that will be detailed from time to time in filings with the SEC. The foregoing list of risk factors is not exhaustive. There may be additional risks that the Company and Nuvini presently do not know or that they currently believe are immaterial that could also cause actual results to differ from those contained in forward-looking statements. In addition, forward-looking statements provide expectations, plans or forecasts of future events and views of the Company, New PubCo and the Nuvini Group as of the date of this Current Report on Form 8-K. The Company and Nuvini anticipate that subsequent events and developments will cause their assessments to change. However, while the Company, New PubCo and the Nuvini Group may elect to update these forward-looking statements in the future, the Company, New PubCo and the Nuvini Group specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing assessments of the Company, New PubCo and the Nuvini Group as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or results of such forward-looking statements will be achieved.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities in respect of the Business Combination. This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

2.1†	Business Combination Agreement, dated as of February 26, 2023, by and among Mercato Partners Acquisition Corporation, Nuvini Holdings Limited, Nvni Group Limited and Nuvini Merger Sub, Inc.

10.1	Form of Contribution and Exchange Agreement to be entered by and among Nvni Group Limited and all of the shareholders of Nuvini Holdings Limited.

10.2	Sponsor Support Agreement, dated as of February 26, 2023, by and among Mercato Partners Acquisition Group, LLC, the persons listed on Schedule I thereto, Mercato Partners Acquisition Corporation, Nuvini Holdings Limited and Nvni Group Limited.

10.3	Shareholder Voting and Support Agreement, dated as of February 26, 2023, by and among Mercato Partners Acquisition Corporation, Nuvini Holdings Limited and the other parties signatory thereto.

10.4	Form of Lock-up Agreement to be entered by and between Nvni Group Limited and each of the stockholders of the Company to be listed on Exhibit A thereto.

10.5	Form of Registration Rights Agreement to be entered by and among Nvni Group Limited, Mercato Partners Acquisition Group, LLC, certain parties set forth on Exhibit A thereto and certain former shareholders of Nuvini Holdings Limited set forth on Exhibit B thereto.

10.6	Letter Agreement, dated November 3, 2021, among Mercato Partners Acquisition Corporation, its officers and directors and the Sponsor (incorporated by reference to the Company’s Form 8-K, filed with the SEC on November 8, 2021).

99.1	Press Release, dated February 27, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercato Partners Acquisition Corporation

Date: February 27, 2023	By:	/s/ Scott Klossner
	Name:	Scott Klossner
	Title:	Chief Financial Officer